EXHIBIT II


                                    JOINT FILING AGREEMENT


          In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Konover Property Trust, Inc., a Maryland corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 24th day of April, 2000.


                                           LAZARD FRERES & CO. LLC


                                           By:     /s/ Scott D. Hoffman
                                                   Name:   Scott D. Hoffman
                                                   Title:  Managing Director



                                           LAZARD FRERES REAL ESTATE
                                             INVESTORS L.L.C.


                                           By:    /s/ John A. Moore
                                                  Name:   John A. Moore
                                                  Title:  Principal and Chief
                                                            Financial Officer



                                           LF STRATEGIC REALTY INVESTORS II L.P.


                                           By:  Lazard Freres Real Estate
                                                 Investors L.L.C., as general
                                                   partner


                                           By:   /s/ John A. Moore
                                                 Name:   John A. Moore
                                                 Title:  Principal and Chief
                                                           Financial Officer


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                                           LFSRI II ALTERNATIVE PARTNERSHIP L.P.


                                           By:  Lazard Freres Real Estate
                                                  Investors L.L.C., as general
                                                    partner


                                           By:    /s/ John A. Moore
                                                  Name:   John A. Moore
                                                  Title:  Principal and Chief
                                                            Financial Officer



                                            FSRI II-CADIM ALTERNATIVE
                                              PARTNERSHIP L.P.


                                           By:  Lazard Freres Real Estate
                                                  Investors L.L.C., as general
                                                    partner


                                           By:   /s/ John A. Moore
                                                 Name:   John A. Moore
                                                 Title:  Principal and Chief
                                                           Financial Officer



                                           LFSRI II SPV REIT CORP.


                                           By:   /s/ John A. Moore
                                                 Name:   John A. Moore
                                                 Title:  Vice President and
                                                          Chief Financial
                                                          Officer

























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

                                             PROMETHEUS SOUTHEAST RETAIL L.L.C.


                                             By:  LFSRI SPV REIT Corp.,
                                                   as managing member


                                             By:   /s/ John A. Moore
                                                   Name:  John A. Moore
                                                   Title: Vice President and
                                                          Chief Financial
                                                           Officer



                                             PROMETHEUS SOUTHEAST RETAIL TRUST


                                             By:   /s/ John A. Moore
                                                   Name:   John A. Moore
                                                   Title:  Vice President and
                                                             Chief Financial
                                                               Officer



































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